INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES
Income Tax Disclosure [Text Block]

15. INCOME TAXES

Taxation in the Cayman Islands and the British Virgin Islands

        Neither the Cayman Islands nor the British Virgin Islands currently levies taxes on individuals or corporations based upon profits, income, gains or appreciation. Additionally, upon payments of dividends by the Company to its shareholders, no Cayman Islands or BVI withholding tax will be imposed.

        The Company and IFM Co. are tax-exempted companies incorporated in the Cayman Islands. Genius is a tax-exempted company incorporated in the British Virgin Islands.

Taxation in Hong Kong

        CIR is subject to income tax rate 16.5% in 2010, 2011 and 2012.

        BVMC is subject to income tax rate of 16.5% in 2010, 2011 and 2012.

PRC Corporate Income Tax

        On March 16, 2007, the National People's Congress of PRC enacted the Corporate Income Tax Law, under which Foreign Investment Enterprises and domestic companies would be subject to CIT at a uniform rate of 25%. This became effective on January 1, 2008. In accordance with the CIT Law, there will be a transition period for enterprises which currently receive preferential tax treatments granted by relevant tax authorities. Enterprises that are subject to a corporate income tax rate lower than 25% may continue to enjoy the lower rate and gradually transition to the new tax rate within five years after the effective date of the CIT Law.

        As Shanghai Ruifeng and Anshijie are both registered in Shanghai Pu Dong New Area, and Shenzhen CIR is registered in Shenzhen special economic zone, they are subject to the preferential income tax rate of 15% according to the Foreign Investment and Foreign Enterprise Income Tax Law before 2008. From January 1, 2008 onwards, the income tax rate is to be increased progressively from 18% to 25% from 2008 to 2012, respectively. Accordingly, they are subject to income tax rate of 22%, 24% and 25% in 2010, 2011 and 2012, respectively.

        In October 2009, Huachuang, obtained a Software Enterprise Certification which entitled it to exemption from corporate income tax in 2009 and 2010.

        In September 2011, Kudian obtained a Software Enterprise Certification which entitles it to exemption from CIT for the first two years in which it has taxable income and a 50% reduction in CIT for each of the following three years. 2011 is the first year with taxable income. For the years ended December 31, 2011 and 2012, Kudian is exempted for the income tax provision.

        The provision for income tax is as follows (in RMB thousands):

	Years ended December 31,
	2010	2011	2012
Income tax provision:
Current	3,023	1,498	8,484
Deferred	(38)	(395)	(5,771)

Total	2,985	1,103	2,713

        The following table presents the tax impact of significant temporary differences between the tax and financial statement bases of assets and liabilities that gave rise to deferred tax assets and liabilities as of December 31, 2011 and 2012 (in RMB thousands):

	December 31,
	2011	2012
Current
Deferred tax assets:
Allowance for doubtful accounts	3,395	4,333
Deferred revenue	814	838
Accrued expense and payroll	22,944	35,050
Advertising expense	1,359	861
Net operating loss carry forwards	-	-

Total deferred tax assets	28,512	41,082
Less: valuation allowance	(28,512)	(36,202)

	-	4,880

Non-current
Deferred tax assets:
Net operating loss carry forwards	118,550	126,341
Intangible assets and property and equipment	5,810	5,599

Total deferred tax assets	124,360	131,940
Less: valuation allowance	(124,360)	(131,940)

	-	-

Deferred tax liabilities:
Intangible assets and property and equipment	(17,543)	(16,652)

Net deferred tax liabilities	(17,543)	(16,652)

        The Group made full valuation allowance against net deferred tax assets of other entities except for Shanggu as of December 31, 2012. The Group evaluates a variety of factors in determining the amount of valuation allowance, including the Group's limited operating history, accumulated deficit, existence of taxable temporary differences and expected reversal periods. For Shanggu, the deferred tax assets was resulted from commission payable, we assessed Shanggu has entered many sales framework contracts with real estate developers, which would guarantee a sufficient taxable income in 2013 based on detailed analysis. Considering the positive evidences above, and there were no significant negative evidence, we concluded that the deferred tax assets are more likely than not to be realized in 2013 and the valuation allowance is hence not needed for Shanggu.

        The following table sets forth the movements of the valuation allowance for net deferred tax assets for the years presented (in RMB thousands):

	Years ended December 31,
	2010	2011	2012
Balance at beginning of the year	(22,540)	(62,628)	(152,872)
Write-back/(provision) for the year	(40,088)	(90,244)	(15,270)

Balance at end of the year	(62,628)	(152,872)	(168,142)

        The Group had total net operating losses carried forward as of December 31, 2010, 2011 and 2012 amounting to RMB127.6 million, RMB481.7 million and RMB518.4 million respectively, which will be expired from 2013 to 2017.

        The combined effects of the CIT exemption and tax rate reductions for the year ended December 31, 2010, were to decrease net loss by RMB9.1 million and basic and diluted net loss per share by RMB0.01. The combined effects of the CIT exemption and tax rate reductions for the year ended December 31, 2011, were to decrease net loss by RMB4.5 million and basic and diluted net loss per share by RMB0.01. The combined effects of the CIT exemption and tax rate reductions for the year ended December 31, 2012, were to decrease net loss by RMB5.1 million and basic and diluted net loss per share by RMB0.01.

        A reconciliation of income tax at the statutory income tax rate to the Group's effective tax rate is as follows:

	Years ended December 31,
	2010	2011	2012
Statutory income tax rates	(25.0)%	(25.0)%	(25.0)%
Effect of preferential tax rate	2.6%	(1.0)%	(6.2)%
Effect of income tax rate changes	(1.2)%	(0.6)%	0.0%
Changes in valuation allowance	24.9%	26.6%	31.2%
Others	0.5%	0.4%	5.7%

Effective tax rate	1.8%	0.4%	5.7%

        On December 6, 2007, the State Council issued the detailed implementation regulations of the new PRC Corporate tax law. Pursuant to the regulations, a 10% withholding income tax will be levied on dividends declared on or after January 1, 2008 by foreign investment enterprises to their foreign enterprise shareholders unless the enterprise investor is deemed as a PRC Tax Resident Enterprise ("TRE").

        The Company's subsidiaries have determined that they have no present plan to declare and pay any dividend on their shares in the foreseeable future. The Group plans to continue to reinvest its subsidiaries' undistributed earnings in their operations in China in the foreseeable future. As of December 31, 2011 and 2012, the cumulative undistributed earnings of RMB53,408,412 and RMB67,541,081 are included in consolidated retained earnings on the balance sheets, respectively. An estimated RMB5,340,841 and RMB6,754,108 in withholding taxes would be due if these earnings were remitted as dividends as of December 31, 2011 and 2012.